Business combinations (Tables)	12 Months Ended
Mar. 31, 2014
Business combinations
Summary of fair value of assets acquired and liabilities assumed

Millions of yen
Assets:
Cash and cash deposits	¥78,634
Loans receivable(1)	54,023
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets(2)	60,048
Assets other than above(3)	1,290,121

Total assets	2,211,374

Liabilities:
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889

Total liabilities	1,784,621

Equity attributable to NHI shareholders	120,962

Noncontrolling interests of NLB(4)	22,397

Noncontrolling interests attributable to other than shareholders of NLB(5)	283,394

Acquisition costs and fair value of previously held equity investments	75,999

Goodwill	¥ (44,963)

(1)	Fair Value is based on the difference between the gross contractual amounts receivable of ¥54,131 million and the estimate of the contractual cash flows not expected to be collected of ¥108 million.
(2)	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
(3)	Includes real estate classified as held for sale.
(4)	Fair Value is based on the acquisition cost of the Share Purchases.
(5)	Fair Value is based on either the market value or the net asset value as of the date of acquisition.

Summary of pro-forma financial information

Millions of yen, except per share data
For the year ended March 31, 2012
Total revenue	¥1,892,851
Net income (loss) attributable to NHI shareholders	(13,951)
Basic net income (loss) attributable to NHI shareholders per share	(3.83)
Diluted net income (loss) attributable to NHI shareholders per share	(3.83)